Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Mar. 02, 2012	Jun. 30, 2011
Document Information [Line Items]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	MOTR
Entity Registrant Name	MOTRICITY INC
Entity Central Index Key	0001336691
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding		46,178,461
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 293,850,784

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 13,066	$ 78,519
Restricted short-term investments	434	335
Accounts receivable, net of allowance for doubtful accounts of $905 and $437, respectively	42,521	28,728
Prepaid expenses and other current assets	5,758	6,591
Assets held for sale	5,206	1,680
Total current assets	66,985	115,853
Property and equipment, net	15,440	23,600
Goodwill	25,208	74,534
Intangible assets, net	10,120	17,693
Other assets	359	134
Total assets	118,112	231,814
Current liabilities
Accounts payable and accrued expenses	34,583	16,309
Accrued compensation	5,200	13,482
Deferred revenue, current portion	1,824	746
Other current liabilities	681	928
Liabilities held for sale	5,120	750
Total current liabilities	47,408	32,215
Deferred revenue, net of current portion	0	131
Deferred tax liability	262	5,328
Debt facilities	20,531	0
Other noncurrent liabilities	786	714
Total liabilities	68,987	38,388
Redeemable preferred stock	0	49,862
Stockholders' equity
Common stock, $0.001 par value; 625,000,000 shares authorized; 46,226,797 and 40,721,754 shares issued and outstanding at December 31, 2011 and 2010, respectively	46	41
Additional paid-in capital	570,331	467,565
Accumulated deficit	(519,480)	(324,088)
Accumulated other comprehensive income (loss)	(1,772)	46
Total stockholders' equity	49,125	143,564
Total liabilities, redeemable preferred stock and stockholders' equity	$ 118,112	$ 231,814

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Allowance for doubtful accounts	$ 905	$ 437
Stockholders' equity
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	625,000,000	625,000,000
Common stock, shares issued	46,226,797	40,721,754
Common stock, shares outstanding	46,226,797	40,721,754

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue
Managed services	$ 90,548	$ 86,374	$ 77,544
Professional services	7,198	23,870	32,103
Total revenues	97,746	110,244	109,647
Operating expenses
Direct third-party expenses	16,267	7,793	7,222
Datacenter and network operations, excluding depreciation	21,450	28,820	31,267
Product development and sustainment, excluding depreciation	18,324	22,550	30,872
Sales and marketing, excluding depreciation	14,583	12,216	11,013
General and administrative, excluding depreciation	23,479	38,051	20,231
Depreciation and amortization	13,790	11,828	13,081
Impairment charges	140,523	0	5,806
Acquisition transaction and integration costs	6,071	0	0
Restructuring	4,957	407	1,988
Total operating expenses	259,444	121,665	121,480
Operating loss	(161,698)	(11,421)	(11,833)
Other income (expense), net
Other income (expense)	144	3,565	(1,654)
Interest and investment income, net	28	3	254
Interest expense	(644)	(111)	(220)
Other income (expense), net	(472)	3,457	(1,620)
Loss before income taxes	(162,170)	(7,964)	(13,453)
Provision (benefit) for income taxes	(5,195)	1,567	1,896
Loss from continuing operations	(156,975)	(9,531)	(15,349)
Income (loss) from discontinued operations	(38,417)	2,516	(952)
Net loss	(195,392)	(7,015)	(16,301)
Accretion of redeemable preferred stock	0	(12,093)	(23,261)
Series H redeemable preferred stock dividends	0	(868)	0
Series D1 preferred stock dividends	0	(332)	(695)
Net loss attributable to common stockholders	(195,392)	(20,308)	(40,257)
Net loss per share from continuing operations – basic and diluted	$ (3.5)	$ (0.99)	$ (6.69)
Net income (loss) per share from discontinued operations – basic and diluted	$ (0.86)	$ 0.11	$ (0.16)
Net loss per share attributable to common stockholders - basic and diluted	$ (4.36)	$ (0.88)	$ (6.85)
Weighted-average common shares outstanding - basic and diluted	44,859,734	22,962,555	5,878,368
Depreciation and amortization by function
Depreciation and amortization	13,790	11,828	13,081
Datacenter and network operations
Operating expenses
Depreciation and amortization	8,293	7,807	8,858
Depreciation and amortization by function
Depreciation and amortization	8,293	7,807	8,858
Product development and sustainment
Operating expenses
Depreciation and amortization	2,296	1,634	1,899
Depreciation and amortization by function
Depreciation and amortization	2,296	1,634	1,899
Sales and marketing
Operating expenses
Depreciation and amortization	2,799	2,041	1,930
Depreciation and amortization by function
Depreciation and amortization	2,799	2,041	1,930
General and administrative
Operating expenses
Depreciation and amortization	402	346	394
Depreciation and amortization by function
Depreciation and amortization	$ 402	$ 346	$ 394

Consolidated Statement of Comprehensive Loss (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net loss	$ (195,392)	$ (7,015)	$ (16,301)
Foreign currency translation adjustment	(1,818)	(68)	97
Comprehensive loss	$ (197,210)	$ (7,083)	$ (16,204)

Consolidated Statements of Changes in Stockholders' Equity (USD $) In Thousands	Total	Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)
Beginning Balance at Dec. 31, 2008	$ (249,867)	$ 17,393	$ 104	$ 0	$ (267,381)	$ 17
Beginning Balance (in shares) at Dec. 31, 2008		7,338,769	6,915,021
Net loss	(16,301)				(16,301)
Foreign currency translation adjustment	97					97
Common stock issued in business acquisition	0
Conversion of redeemable preferred stock to common stock, value	0
Restricted stock activity (in shares)			855,770
Restricted stock activity	0		13	(13)
Exercise of common stock options and warrants (in shares)			51,796
Exercise of common stock options and warrants	17		1	16
Stock Repurchased During Period, Shares			(166,667)
Stock Repurchased During Period, Value	(1,250)		(3)	(1,247)
Settlement of shareholder note receivable	(435)		(22,134)
Settlement of shareholder note receivable value			0	(435)
Stock-based compensation expense	2,179			2,179
Accretion of redeemable preferred stock	(23,261)			(500)	(22,761)
Ending Balance at Dec. 31, 2009	(288,821)	17,393	115	0	(306,443)	114
Ending Balance (in shares) at Dec. 31, 2009		7,338,769	7,633,786
Net loss	(7,015)				(7,015)
Foreign currency translation adjustment	(68)					(68)
Common stock issued in business acquisition	0
Conversion of preferred stock to common stock, shares		(7,338,769)	725,117
Conversion of preferred stock to common stock, value	1	(17,393)	1	17,393
Conversion of redeemable preferred stock to common stock, shares			25,439,048
Conversion of redeemable preferred stock to common stock, value	380,523		26	380,497
Sale of common stock, net of issuance costs of $7,318 (in shares)			6,000,000
Sale of common stock, net of issuance costs of $7,318	48,488		6	48,482
Conversion of redeemable preferred stock warrants to common stock warrants	1,463			1,463
Restricted stock activity (in shares)			(12,728)
Restricted stock activity	(2,730)		0	(2,730)
Exercise of common stock options and warrants (in shares)			936,531
Exercise of common stock options and warrants	1,708		2	1,706
Reverse stock split			(109)	109
Stock-based compensation expense	22,976			22,976
Accretion of redeemable preferred stock	(12,093)			(1,463)	(10,630)
Series H redeemable preferred stock dividend	(868)			(868)
Ending Balance at Dec. 31, 2010	143,564	0	41	467,565	(324,088)	46
Ending Balance (in shares) at Dec. 31, 2010		0	40,721,754
Net loss	(195,392)				(195,392)
Foreign currency translation adjustment	(1,818)					(1,818)
Common stock issued in business acquisition (in shares)			3,277,002
Common stock issued in business acquisition	43,354		3	43,351
Conversion of redeemable preferred stock to common stock, shares			2,348,181
Conversion of redeemable preferred stock to common stock, value	49,863		2	49,861
Restricted stock activity (in shares)			(139,448)
Restricted stock activity	(674)		0	(674)
Exercise of common stock options and warrants (in shares)			19,308
Exercise of common stock options and warrants	198		0	198
Stock-based compensation expense	10,030			10,030
Ending Balance at Dec. 31, 2011	$ 49,125		$ 46	$ 570,331	$ (519,480)	$ (1,772)
Ending Balance (in shares) at Dec. 31, 2011			46,226,797

Consolidated Statements of Changes in Stockholders' Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Sale of common stock, issuance costs	$ 7,318

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net loss	$ (195,392)	$ (7,015)	$ (16,301)
(Income) loss from discontinued operations	38,417	(2,516)	952
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	13,790	11,828	13,081
Change in fair value of redeemable preferred stock warrants	0	(3,550)	1,495
Stock-based compensation expense	10,030	22,976	2,179
Deferred tax liability	(5,204)	1,568	1,984
Impairment charges	140,523	0	5,806
Other non-cash adjustments	1,436	751	(112)
Changes in operating assets and liabilities, net of effect of business acquisition
Accounts receivable	(9,723)	(6,072)	20,026
Prepaid expenses and other assets	2,763	(3,247)	3,519
Other long-term assets	(148)	1,769	(1,905)
Accounts payable and accrued expenses	5,538	11,084	(92)
Deferred revenue	410	(10,907)	2,459
Net cash provided by operating activities - continuing operations	2,440	16,669	33,091
Net cash provided by (used in) operating activities - discontinued operations	(18,215)	(9,582)	10
Net cash provided by (used in) operating activities	(15,775)	7,087	33,101
Cash flows from investing activities
Purchase of property and equipment	(4,051)	(7,700)	(4,527)
Capitalization of software development costs	(2,150)	(1,159)	0
Acquisition of assets held for sale	0	0	(1,301)
Payments for business acquisition	(48,858)	0	0
Proceeds from sale of discontinued operations	0	0	300
Maturity of held-to-maturity investments	0	0	5,425
Proceeds of assets held for sale	0	1,199	874
Net cash provided by (used in) investing activities - continuing operations	(55,059)	(7,660)	771
Net cash used in investing activities - discontinued operations	(10,951)	(8,561)	(363)
Net cash provided by (used in) investing activities	(66,010)	(16,221)	408
Cash flows from financing activities
Net proceeds from sale of common stock	0	48,950	0
Proceeds from debt facilities	29,967	0	0
Repayments of debt facilities	(10,000)	0	(9,875)
Cash paid for tax withholdings on restricted stock	(3,359)	0	0
Proceeds from exercise of common stock options	199	1,708	17
Restricted short-term investments	(99)	1,040	(425)
Prepaid offering costs	(60)	0	(423)
Repurchase of outstanding common stock	0	0	(1,250)
Other financing activity	379	0	0
Net cash provided by (used in) financing activities - continuing operations	17,027	51,698	(11,956)
Effect of exchange rate changes on cash and cash equivalents	(536)	10	93
Net increase (decrease) in cash and cash equivalents	(65,294)	42,574	21,646
Cash and cash equivalents at beginning of period	78,519	35,945	14,299
Cash reclassified to assets held for sale	(159)	0	0
Cash and cash equivalents at end of period	13,066	78,519	35,945
Supplemental schedule of cash flow information:
Common stock issued in business acquisition	43,354	0	0
Conversion of redeemable preferred stock to common stock	$ 49,863	$ 380,523	$ 0

Organization	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization
Organization
Motricity, Inc. ("Motricity" or the "Company") is a leading provider of mobile data solutions serving mobile operators, consumer brands and enterprises, and advertising agencies. Our software as a service ("SaaS") based platform enables our customers to implement marketing, merchandising, commerce, and advertising solutions to engage with their target customers and prospects through mobile devices. Our integrated solutions span mobile optimized websites, mobile applications, mobile merchandising & content management, mobile messaging, mobile advertising and predictive analytics. Our solutions allow our customers to drive loyalty, generate revenue and reengineer business processes to capture the advantages of a mobile enabled customer base. Our predictive analytics capabilities drives relevant and targeted consumer experiences that drive brand awareness and interaction for our customers.

On April 14, 2011, we acquired substantially all of the assets of Adenyo Inc. (“Adenyo”) and its subsidiaries and assumed certain of Adenyo's liabilities (including those of its subsidiaries) (the “Acquisition”), pursuant to an Arrangement Agreement (the “Arrangement Agreement”), dated as of March 12, 2011, by and among Adenyo Inc., Motricity Canada Inc. (formerly 7761520 Canada Inc.), Motricity, Inc. and the other parties thereto. The assets include Adenyo's interest in a subsidiary, equipment, software, accounts receivable, licenses, intellectual property, customer lists, supplier lists and contractual rights. Adenyo is a mobile marketing, advertising and analytics solutions provider with operations in the United States ("U.S."), Canada and France.

On June 23, 2010, we completed our offering of 6,000,000 shares of common stock in an IPO. 5,000,000 shares of common stock were sold at a per share price of $10.00 and 1,000,000 shares of common stock were sold directly to entities affiliated with Mr. Carl C. Icahn for a per share price of $10.00 less discounts and commissions, resulting in net proceeds of approximately $48,500. At the closing of the IPO, 303,875,267 shares of redeemable preferred stock (Series A, B, C, D, E, F, G and I) were converted into 25,322,309 shares of common stock and 7,338,769 shares of Series D1 preferred stock were converted into 725,117 shares of common stock. Series H redeemable preferred stock was the only class of preferred stock outstanding as of December 31, 2010. On January 3, 2011, all outstanding and accrued shares of Series H redeemable preferred stock were converted into 2,348,181 shares of common stock.

In July 2011, we drew $10,000 of the available amount under our revolving credit facility to fund operations, including certain transaction expenses associated with the Adenyo acquisition.

We entered into a $20,000 term loan with High River Limited Partnership ("High River") on September 16, 2011 and subsequently amended the terms of the term loan on November 14, 2011 and on February 28, 2012. The term loan accrues interest at 9% per year, which is paid-in-kind quarterly through capitalizing interest and adding it to the principal balance, is secured by a first lien on substantially all of our assets and is guaranteed by two of our subsidiaries, mCore International and Motricity Canada. The principal and interest are due and payable at maturity on August 28, 2013. We used the proceeds of the term loan to pay the amounts outstanding under our credit facility with Silicon Valley Bank and to provide additional working capital. The term loan provides High River with a right to accelerate the payment of the term loan if we experience an ownership change (within the meaning of Section 382 of the Internal Revenue Code of 1986 as amended) that results in a substantial limitation on our ability to use our net operating losses and related tax benefits or if the shares of any preferred stock we may issue become redeemable at the option of the holders or if we are required to pay the liquidation preference for such shares. High River is beneficially owned by Mr. Carl C. Icahn, a beneficial holder, as of March 2, 2012, of approximately 16.7% of our outstanding shares. Mr. Brett C. Icahn, a director of the Company, is the son of Mr. Carl C. Icahn, and Mr. Hunter C. Gary, a director of the Company, is married to Mr. Carl C. Icahn's wife's daughter. The term loan as amended with High River was unanimously approved by the disinterested directors of the Company's Board of Directors.

On September 22, 2011, we announced our intent to explore strategic options, including a spin-off, sale or other transaction involving our carrier business and mobile marketing and advertising business. We hired GCA Savvian Advisors, LLC (“Savvian”) to assist us in exploring these strategic options. As a result of such exploration, a number of interested parties entered into non-disclosure agreements with us and we received initial non-binding indications of interest from parties interested in acquiring all or a part of our business all of which were subject to a number of conditions, including satisfactory completion of substantial due diligence and the negotiation and completion of mutually satisfactory definitive agreements among the parties. After carefully reviewing each of the indications of interest, conducting preliminary negotiations with one of the parties, and considering the terms on which the parties had indicated they would be interested in acquiring all or a portion of our business, we concluded that it would be unlikely that we would be able to sell the Company at a meaningful premium over the market price of our common stock and determined that it was in the best interest of our Company and our stockholders to end the process led by Savvian. In doing so, we also considered the uncertainty of consummating a transaction on favorable terms if at all and the other strategic options for the Company. As such, we decided to focus our resources on other strategic paths for the business, including increasing the focus on our mobile advertising and enterprise business, continuing cost reductions and pursing financing alternatives, including the proposed rights offering. Following this decision, we are continuing to receive and evaluate inquiries from parties interested in portions of our business. We are working with our advisors to evaluate these inquiries and determine interest among other parties. The realignment of our strategic path and consideration of strategic options will continue to require management time and resources, while we simultaneously focus on developing new product offerings and reducing costs. We cannot assure that we will be successful in our efforts in exploring, pursuing or completing any of our strategic options or in our efforts to realign our strategic path or to increase our focus on our mobile advertising and enterprise business.

Additionally, as a part of our new strategic path and a reduction in the actual and anticipated performance of the subsidiaries, we decided to divest of our subsidiaries located in France and the Netherlands. The France subsidiary was acquired in 2011 as a part of our business combination with Adenyo. The Netherlands subsidiary was acquired as a part of our business combination with Infospace in 2007. We completed the sale of the France and Netherlands subsidiaries in May 2012. The costs associated with the divestitures of these subsidiaries are minimal.

While we believe that the exit from the international operations will have a positive effect on our profitability in the long term, there is no assurance that this will be the case or that we will be able to generate significant revenues from our other customers or from our mobile marketing and advertising and enterprise business. As of January 1, 2012, all of the operations related to India, the Asia Pacific region, our France subsidiary and our Netherlands subsidiary are reported as discontinued operations in the consolidated financial statements. The prior period operations related to these entities have also been reclassified as discontinued operations retrospectively for all periods presented.

If we are unable to meet the performance commitments under our revenue contracts or effectively enforce or accurately and timely bill and collect for contracts with our customers, it may have an adverse impact on our cash flow and liquidity. At December 31, 2011, $16,155 of accounts receivable relates to our messaging business, of which $15,347 will be used to pay outstanding accounts payable balances. In addition, $1,651 was included in accounts receivable but was not billed until January 2012.

We believe that our future cash flow from operations and available cash and cash equivalents will be sufficient to meet our liquidity needs through 2012. However, this may not be the case. Our longer-term liquidity, including our ability to repay our term loan and execute on our longer term business plan, is contingent on our ability to raise additional capital, including in the proposed rights offering and on our not experiencing any events that may accelerate the payment of our term loan. Our ability to fund our capital needs also depends on our future operating performance, our ability to successfully realign our costs and strategic path, the effect of any strategic alternatives we may pursue and our ability to meet financial covenants under any indebtedness we may incur. We may also need to raise additional capital to execute our longer term business plan.

We cannot assure that sufficient additional or alternative financing will be available on acceptable terms, if at all, or that we will generate sufficient funds from operations to repay our term loan when due or to adequately fund our longer term operating needs. If we are unable to raise sufficient funds in our proposed rights offering or to negotiate a long term credit facility on acceptable terms, we may need to implement additional cost reduction measures and explore other sources to fund our longer term business needs and repay our term loan when due. Our ability to meet our liquidity needs or raise additional funds may also be impacted by the legal proceedings we are subject to as discussed in Note 18-Legal Proceedings. Our operating performance may also be affected by risks and uncertainties discussed in Risk Factors. These risks and uncertainties may also adversely affect our short and long-term liquidity. Additional financing sources may also include debt or equity offerings, which could have a dilutive effect on our stockholders.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Basis of Presentation
The consolidated financial statements include the accounts of the Company and our wholly-owned subsidiaries. Intercompany balances and transactions have been eliminated upon consolidation.

Reclassifications
In the first quarter of 2012, we commenced the exit of our operations in India, the Asia Pacific region, France and the Netherlands. Beginning the first quarter of 2012, all of the operations related to these regions, as well as any resulting gain or loss recognized from the exit activity, will be reported as discontinued operations in the consolidated financial statements. We have also reported the prior period operations related to these entities as discontinued operations retrospectively for all periods presented. Additionally, the assets and liabilities related to France and Netherlands have been classified as held for sale in the consolidated balance sheets for all periods presented. See Note 4 - Discontinued Operations for more information.

Use of Estimates
The preparation of consolidated financial statements in conformity with the generally accepted accounting principles in the United States (“U.S. GAAP”) requires management to make estimates and assumptions in certain circumstances that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates include the recognition of certain revenues including those recognized under the percentage-of-completion method, valuation of deferred tax assets, intangible assets, goodwill and long-lived asset impairment charges, stock-based compensation, litigation and other loss contingencies and the allowance for doubtful accounts receivable. Actual results could differ from those estimates.

Revenue Recognition
We derive our revenues from contracts which include individual or varying combinations of our managed services and often include professional service fees to customize and implement the specific software platform solutions required by the customer. We recognize revenue when all of the following conditions are satisfied: (i) there is persuasive evidence of an arrangement; (ii) delivery has occurred; (iii) the fee is fixed or determinable; and (iv) collectability of the fee is reasonably assured. Certain of our arrangements include customer acceptance clauses or penalties for late delivery which we assess to determine whether revenue can be recognized ahead of the acceptance or delivery. The timing of revenue recognition in each case depends upon a variety of factors, including the specific terms of each arrangement and the nature of our deliverables and obligations.

Our carrier customer contracts may consist of professional service fees, a fixed monthly managed service fee to host the software platform solution, and variable monthly fees based on one of three measures: the number of wireless subscribers using our software solutions each month; the aggregate dollar volume or number of transactions processed; or specified rates for individual transactions processed. Certain arrangements, including our international carrier contracts, are based on a percentage of revenue generated by carrier mobile data services. Certain arrangements also include minimum monthly fee provisions, monthly fees for providing additional managed services required by the customer and/or service level requirements related to the hosted solutions which often entail financial penalties for non-compliance. Professional service fees typically include both the initial fees to customize and implement the specific software solution and fees to enhance the functionality of the software solution, which may occur anytime during the contractual term of the arrangement.

Under contractual arrangements where the customer does not have the right to take possession of the software, we determine the pattern of revenue recognition of the combined deliverables as a single unit of accounting. The professional service fees associated with the arrangement are not considered to be a separate earnings process because the services do not have stand-alone value to the customer. Such customers do not have the ability to benefit, resell or realize value from such services without the associated hosting services. Consequently, the professional services revenue is deferred and recognized monthly on a ratable basis together with the hosting services over the longer of the contractual term of the arrangement or the estimated period the customer is expected to benefit from the software solution or enhancement representing the period over which the hosting services are expected to be utilized. In determining the expected benefit period, we assess factors such as historical data trends, data used to establish pricing in the arrangement, discussions with customers in negotiating the arrangement and the period over which the customer could be expected to recover and earn a reasonable return on the professional service fee. At December 31, 2011 and December 31, 2010 our deferred revenue balance consisted of $727 and $877, respectively, related to such professional service fees. We consider the variable activity- or revenue-based fees to be contingent fees and recognize revenue monthly as the contingency is resolved, the fees are earned and the amount of the fee can be reliably measured. For purposes of classifying the arrangement consideration as managed services or professional services revenue on our statement of operations, we allocate the arrangement consideration based on the contractually stated amounts for each component. The pricing of our professional services is based on the expected level of effort necessary to complete a software solution. We believe this best approximates the fair value of the professional service fees if they were a separate unit of accounting.

Under certain arrangements, the customer has the right to take possession of the software, and it is feasible for the customer to either self-host the software on its own hardware or contract with another entity for the hosting service without significant penalty. Such multiple element arrangements are analyzed under software revenue guidance to assess the elements for separation and recognition. In October 2009, the FASB amended the accounting standards for certain multiple deliverable revenue arrangements to: 1) provide updated guidance on whether multiple deliverables exist, how the deliverables in an arrangement should be separated, and how the consideration should be allocated; 2) require an entity to allocate revenue in an arrangement using best estimated selling price (BESP) of deliverables if a vendor does not have vendor-specific objective evidence (VSOE) of selling price or third-party evidence (TPE) of selling price; and 3) eliminate the use of the residual method and require an entity to allocate revenue using the relative selling price method. We adopted this new guidance at the beginning of the first quarter of 2011 and there was no impact on our financial position, results of operations or cash flows.

The fixed monthly hosting fee to host the software solution is not considered essential to the functionality of other elements, is described in the contract such that the total price of the arrangement would be expected to vary as the result of the inclusion or exclusion of the services and we have established vendor-specific objective evidence of fair value through substantive renewal rates included in the contract.

For all carrier transactions entered into after January 1, 2011, we account for the hosting fee element of the arrangement separately and recognize the hosting fee as managed services revenue on a monthly basis as earned. The variable monthly fee is considered a contingent fee and is recognized as managed services revenue monthly when the contingency is resolved and the related fee is earned. As we are unable to establish VSOE or TPE on the professional services element, we use BESP to allocate the revenue. We recognize the professional service revenues using the cost-to-cost percentage of completion method of accounting. We recognize the revenue based on the ratio of costs incurred to the estimated total costs at completion. Revenue recognized in excess of billings is recorded within accounts receivable. Billings in excess of revenue recognized are recorded within deferred revenue. Should the customer elect to self-host the software, the hosting fee would be eliminated and the variable fee would become the licensing fee. No customer has elected to self-host as of December 31, 2011. If a contract which previously did not have a right to self-host without significant penalty is amended to include such a right, we reassess the contract under the above software revenue recognition guidance.

Under contractual arrangements where our software is licensed to the customer and requires significant production, modification or customization of the software, the entire arrangement is accounted for under software revenue accounting in conformity with contract accounting. Under contract accounting, when no elements under the arrangement qualify to be separated, we recognize revenue for the entire arrangement using the cost-to-cost percentage of completion method of accounting. Since managed services revenue cannot be specifically identified within each contractual relationship, we make a reasonable estimate as to the classification of this revenue between managed services revenue and professional services revenue. Progress towards completion is typically measured based on costs incurred as a proportion of estimated total costs. Profit in a given period is reported at the expected profit margin to be achieved on the overall contract. This method can result in the recognition of unbilled receivables or the deferral of costs or revenue on these contracts. Management regularly reviews project profitability and underlying estimates. Revisions to the estimates at completion are reflected in results of operations as a change in accounting estimate in the period in which the facts that give rise to the revision become known by management. Provisions for estimated losses, if any, are recognized in the period in which the loss becomes evident. As of December 31, 2011, no contracts were estimated to be completed at a loss.

We provide premium messaging services to subscribers of wireless carriers on behalf of third-party vendors and earn a fixed percentage of the related revenue. We bill the carriers for transactions conducted by their subscribers and provide settlement services for the third-party vendors based on payments received from the carriers. We determined it is appropriate to record our net share of the billings to carriers as service revenue rather than the gross billing amount. The primary considerations for this determination are:

•	the third-party vendor sells its content or service directly to the wireless carriers’ subscribers and is considered the primary obligor;

•
the carriers have a contractual relationship with their subscribers and are directly responsible for billing and collecting premium messaging fees from their subscribers and resolving billing disputes;

•	the carriers establish gross pricing for the transactions;

•	the wireless carriers generally pay us a fixed percentage of premium messaging revenues actually collected from their subscribers; and

•
we have limited risks, including no inventory risk and limited credit risk, because the carriers generally bear the risk of collecting fees from their subscribers and we are obligated to remit to the third-party vendor only their share of the funds we actually receive from the carrier.

Our advertising revenues are derived principally from the sale of online advertisements. The duration of our advertising contracts has ranged from 1 week to 3 months, with an average of approximately 1 month. Advertising revenues on contracts are recognized as “impressions” (i.e., the number of times that an advertisement appears in web pages) are delivered, or as “clicks” (which are generated each time users on our websites click through our text-based advertisements to an advertiser's designated website) are provided to advertisers. For contracts with minimum monthly or quarterly advertising commitments where the fee and commitments are fixed throughout the term, we recognize revenue ratably over the term of the agreement. Some of our advertising contracts consist of multiple elements which generally include a blend of various impressions and clicks as well as other marketing deliverables. Where neither vendor-specific objective evidence nor third-party evidence of selling price exists, we use management's best estimate of selling price (BESP) to allocate arrangement consideration on a relative basis to each element. BESP is generally based on the selling prices of the various elements when they are sold to customers of a similar nature and geography on a stand-alone basis or estimated stand-alone pricing when the element has not previously been sold stand-alone. These estimates are generally based on pricing strategies, market factors and strategic objectives. Out-of-pocket expenses that are contractually reimbursable from customers are recorded as gross revenue and expenses.

In addition, we provide services related to data and service subscriptions. Fees for services for the ongoing subscription/license of software/data are deferred and recognized over the non-cancellable term of the subscription, beginning upon commencement of the subscription period. Billings or payments received from customers in advance of revenue recognition are recorded in deferred income on the consolidated statement of financial position. At December 31, 2011 our deferred revenue balance consisted of $1,354 related to these data and service subscriptions.

Cash and Cash Equivalents
We consider all highly liquid investments with remaining maturities of three months or less at the date of purchase to be cash and cash equivalents. As of December 31, 2011, we have $5,460 held in foreign bank accounts, of which $2,541 is subject to withholding taxes.

Restricted Short-Term Investments
Restricted short-term investments in 2011 comprise of cash set aside to secure certain leases. Restricted short-term investments in 2010 comprised of a deposit with a financial institution related to an office lease. The deposit was legally restricted from withdrawals, except in order to make payments on the final 10 months of the lease. The lease terminated in March 2011, and as of December 31, 2011, there are no outstanding payments.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are presented at their face amount, less an allowance for doubtful accounts, on the consolidated balance sheets. Accounts receivable consist of amounts billed and currently due from customers and revenues earned but not yet billed. At December 31, 2011 and 2010, unbilled amounts classified within accounts receivable totaled $8,120 and $728, respectively. We evaluate the collectability of accounts receivable based on a combination of factors. We recognize reserves for bad debts based on estimates developed using standard quantitative measures which incorporate historical write-offs and current economic conditions. Although, in circumstances where we are aware of a specific customer’s inability to meet its financial obligations, a specific reserve is recorded to reduce the related accounts receivable to an amount we believe is collectable.

Long-Lived Assets
Long-lived assets include assets such as property and equipment and intangible assets other than those with indefinite lives. We assess the carrying value of our long-lived asset groups when indicators of impairment exist and recognize an impairment loss when the carrying amount of a long-lived asset is not recoverable from the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Indicators of impairment include significant underperformance relative to historical or projected future operating results, significant changes in our use of the assets or in our business strategy, loss of or changes in customer relationships and significant negative industry or economic trends. When indications of impairment arise for a particular asset or group of assets, we assess the future recoverability of the carrying value of the asset (or asset group) based on an undiscounted cash flow analysis. If carrying value exceeds projected, net, undiscounted cash flows, an additional analysis is performed to determine the fair value of the asset (or asset group), typically a discounted cash flow analysis, and an impairment charge is recorded for the excess of carrying value over fair value. During the third quarter of 2011, an impairment charge of $16,218 was recorded based upon a combination of factors occurring, including the significant decline of our market capitalization below the book value of our net assets and the reduction in the actual and anticipated performance of acquired businesses below our expectations. See Note 7-Impairment for more information.

Property and equipment are recorded at historical cost less accumulated depreciation, unless impaired. Depreciation is charged to operations over the estimated useful lives of the assets using the straight-line method or a variable method reflecting the pattern in which the economic benefits are anticipated to be utilized. Upon retirement or sale, the historical cost of assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized. Expenditures for repairs and maintenance are charged to expense as incurred.

All costs related to the development of internal-use software other than those incurred during the application development stage are expensed, including costs for minor upgrades and enhancements when there is no reasonable cost-effective way to separate these costs from maintenance activities. Costs incurred during the application development stage are capitalized and amortized over the estimated useful life of the software (generally three years).

Identifiable intangible assets include capitalized costs related to the development of certain software products for external sale. Capitalization of costs begins when technological feasibility has been established and ends when the product is available for general release to customers. Amortization is computed on an individual product basis for those products available for market and is recognized based on the product’s estimated economic life. At each balance sheet date, the unamortized costs for all intangible assets are reviewed by management and reduced to net realizable value when necessary. Other identifiable intangible assets are recorded at cost or, when acquired as part of a business acquisition, estimated fair value. The recorded amount is amortized to expense over the estimated useful life of the asset using the straight-line method or a variable method reflecting the pattern in which the economic benefits are anticipated to be realized. As of December 31, 2011, all intangible assets related to the development of certain software products for external sale were fully impaired.

Goodwill
Goodwill represents the excess of the purchase price of an acquired enterprise or assets over the fair value of the identifiable net assets acquired. We test goodwill for impairment in the fourth quarter of each year, and whenever events or changes in circumstances arise during the year that indicate the carrying amount of goodwill may not be recoverable. In evaluating whether an impairment of goodwill exists, we first compare the estimated fair value of a reporting unit against its carrying value. If the estimated fair value is lower than the carrying value, then a more detailed assessment is performed comparing the fair value of the reporting unit to the fair value of the assets and liabilities plus the goodwill carrying value of the reporting unit. If the fair value of the reporting unit is less than the fair value of its assets and liabilities plus goodwill, then an impairment charge is recognized to reduce the carrying value of goodwill by the difference. In the third quarter of 2011, a goodwill impairment charge of $124,305 was recorded based upon a combination of factors occurring, primarily the significant decline of our market capitalization below the book value of our net assets and the reduction in the actual and anticipated performance of acquired businesses below our expectations. See Note 7-Impairment for more information. The gross amount of goodwill at December 31, 2011 was $186,010, with accumulated impairments of $160,802. The gross amount of goodwill at December 31, 2010 was $111,031 with accumulated impairments of $36,497.

Business Acquisitions
Business acquisitions are accounted for under the purchase method of accounting. Under that method, assets and liabilities of the business acquired are recorded at their estimated fair values as of the date of the acquisition, with any excess of the cost of the acquisition over the estimated fair value of the net tangible and intangible assets acquired recorded as goodwill. We make significant judgments and assumptions in determining the fair value of acquired assets and assumed liabilities, especially with respect to acquired intangibles. Using different assumptions in determining fair value could materially impact the purchase price allocation and our financial position and results of operations. Results of operations for acquired businesses are included in the consolidated financial statements from the date of acquisition. On April 14, 2011, we acquired substantially all of the assets of Adenyo Inc. and its subsidiaries and assumed certain of Adenyo's liabilities. See Note 5-Business Combinations.

Freestanding Preferred Stock Warrants
Prior to the IPO, the Company had freestanding warrants that were related to the Company’s redeemable preferred stock and classified as liabilities on the consolidated balance sheets. The warrants were subject to remeasurement using the Black-Scholes option pricing model at each balance sheet date, and any change in fair value was recognized within other income (expense) on the Company’s consolidated statements of operations. On June 23, 2010, the outstanding redeemable preferred stock warrants were automatically converted into common stock warrants when the underlying series of preferred stock were converted into shares of common stock. The warrant liability of $1,463 was reclassified as additional paid-in capital.

The redeemable preferred stock warrants were adjusted to reflect current fair value immediately prior to conversion to common stock and at each prior balance sheet date as determined by the Black-Scholes model. The change in the fair value of the redeemable preferred stock warrants was a $3,550 decrease during the period they were outstanding in 2010. The weighted-average assumptions used in these calculations are summarized as follows:

	Year ended December 31,
	2010	2009
Expected term	4 years	5 years
Expected volatility	50.0%	50.0%
Risk-free interest rate	1.9%	2.6%
Expected dividend yield	3.9%	3.9%
The expected term was the remaining contractual life for each warrant and the risk-free interest rate was based on the U.S. Treasury constant maturities in effect at the end of the reporting period. Expected volatility was calculated using a historical volatility for a peer group of ten companies, as we believe the expected volatility approximated historical volatility of the peer group.

Accumulated Other Comprehensive Loss
Comprehensive loss includes net loss as currently reported under U.S. GAAP and other comprehensive loss. Other comprehensive loss considers the effects of additional economic events, such as foreign currency translation adjustments, that are not required to be recorded in determining net loss, but rather are reported as a separate component of stockholders’ equity.

Software Development Costs
Software development expenses consist primarily of salaries and fees paid to outside vendors. Costs incurred in connection with research activities are charged to operating expenses as incurred and are included within product development and sustainment in the consolidated statements of operations. Research and development expenses for the years ended December 31, 2011, 2010 and 2009 were $11,696, $8,667 and $5,792, respectively.

Prior to 2010, we capitalized certain software development costs, which included the costs to develop new software products or significant enhancements to existing software products, which are developed or obtained for internal use. Costs associated with preliminary project stage activities, training, maintenance and all post implementation stage activities were expensed as incurred. We capitalized software development costs when application development began, it was probable that the project would be completed and the software would be used as intended. Such capitalized costs were capitalized within Property and equipment, net and amortized on a straight-line basis over the estimated useful life of the related asset, which was generally three years.

In 2010 and 2011, we focused on developing software products that could be leveraged across various customers. Software development costs related to software products to be sold, leased or otherwise marketed as a component of the solutions we provide to our customers were capitalized when technological feasibility had been established. As such, we have capitalized costs, including direct labor and related overhead included in Intangible assets, net. Amortization of capitalized software development costs began as each product was available for general release to customers and was be recorded within depreciation and amortization. Amortization will be computed on an individual product basis for those products available for market and will be recognized based on the product’s estimated economic life. Unamortized capitalized software development costs determined to be in excess of net realizable value of the product are expensed immediately. The impairment charges during the third quarter of 2011 included previously capitalized software development costs, and as of December 31, 2011, all software development costs capitalized within Intangible assets, net had been fully amortized. In the year ended December 31, 2011 and 2010, we capitalized $2,150 and $1,159 of software development costs, respectively. We did not capitalize any software development costs in 2009.

Over time software development expenses may increase in absolute dollars as we continue to enhance and expand our suite of solutions and services. However, due to the transformation of our business, changes in market requirements, lack of resources and funding or a change in our business strategy we may not be in a position to or may decide not to increase our software development costs in the near or long term.

Stock-Based Compensation
We measure and recognize stock-based compensation expense using a fair value-based method for all share-based awards made to employees and nonemployee directors, including grants of stock options and other stock-based awards. The application of this standard requires significant judgment and the use of estimates, particularly with regard to Black-Scholes assumptions such as stock price volatility and expected option lives to value equity-based compensation. We recognize stock compensation expense using a straight line method over the requisite service period of the individual grants, which generally equals the vesting period.

Income Taxes
We utilize the balance sheet method of accounting for income taxes. Accordingly, we are required to estimate our income taxes in each of the jurisdictions in which we operate as part of the process of preparing our consolidated financial statements. This process involves estimating our actual current tax exposure, including assessing the risks associated with tax audits, together with assessing temporary differences resulting from the different treatment of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities. Due to the evolving nature and complexity of tax rules combined with the number of jurisdictions in which we operate, it is possible that our estimates of our tax liability could change in the future, which may result in additional tax liabilities and adversely affect our results of operations, financial condition and cash flows.

We follow the authoritative accounting guidance prescribing a threshold and measurement attribute for the financial recognition and measurement of a tax position taken or expected to be taken in a tax return. The guidance defines the level of assurance that a tax position must meet in order to be recognized in the financial statements and also provides for de-recognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure and transition. The guidance utilizes a two-step approach for evaluating uncertain tax positions. Step one, recognition, requires a company to determine if the weight of available evidence indicates that a tax position is more likely than not to be sustained upon audit, including resolution of related appeals or litigation processes, if any. If a tax position is not considered “more likely than not” to be sustained, no benefits of the position are recognized. Step two, measurement, is based on the largest amount of benefit which is more likely than not to be realized on effective settlement.

Net Loss Per Share Attributable to Common Stockholders
Basic and diluted net loss per share attributable to common stockholders is computed by dividing net loss attributable to common stockholders by the weighted-average number of common shares outstanding during the period. Our net loss attributable to common stockholders was not allocated to redeemable preferred stock or preferred stock using the two-class method, as the redeemable preferred stock and preferred stock do not have a contractual obligation to share in the net loss attributable to common stockholders.

Our potentially dilutive shares, which include outstanding common stock options, unvested common shares subject to repurchase, preferred stock and redeemable preferred stock, common stock warrants and redeemable preferred stock warrants, have not been included in the computation of diluted net loss per share attributable to common stockholders for all periods presented, as the results would be anti-dilutive. Such potentially dilutive shares are excluded when the effect would be to reduce net loss per share. See Note 14 - Net Loss Per Share Attributable to Common Stockholders.

Operating Segment
The authoritative guidance for disclosures about segments of an enterprise establishes standards for reporting information about operating segments. It defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker (“CODM”) in deciding how to allocate resources and in assessing performance. We currently operate and manage our business as a single segment. Our CODM allocates resources and assesses performance of the business at the consolidated level. Our CODM reviews revenue by customer and by type of service to understand and evaluate revenue trends. We have one business activity, and there are no segment managers who are held accountable for operations, operating results or components below the consolidated unit level. Accordingly, we consider ourselves to be in a single operating and reportable segment structure.

We generated approximately 96%, 99% and 99% of our total revenue in the U.S. during the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011, 2010 and 2009, the majority of our long-lived assets were located in the U.S.

Contracts Expected to be Completed at a Loss
Management regularly reviews the overall profitability and underlying estimates of each contractual arrangement. Revisions to the estimates at completion are reflected in results of operations as a change in accounting estimate in the period in which the facts that give rise to the revision become known by management. Provisions for estimated losses, if any, are recognized in the period in which the loss becomes evident. During the third quarter of 2011, we recognized $3,959 of expenses within discontinued operations associated with contracts that were expected to be completed at a loss. During the fourth quarter of 2011, we agreed with XL, one of our large carrier customers, to terminate our relationship, and the decision was made to exit India and the Asia Pacific region. In order to exit the region, we terminated the contracts that had resulted in the provision for estimated losses in the third quarter of 2011. In connection with the wind down in the Asia Pacific region, we reversed the provision for losses through loss from discontinued operations during the three months ended December 31, 2011. As of December 31, 2011, we do not have any contracts that we believe will be completed at a loss.

Self Insurance
Effective January 1, 2011, we self-insured for certain employee health and welfare-related benefit claims in the United States. We estimated a liability for aggregate claims below stop-loss coverage limits based on claim estimates of the ultimate costs to be incurred to settle known and unknown claims as of the balance sheet date. The estimated liability was not discounted and was based on a number of assumptions and factors including historical trends, actuarial assumptions, changes in covered employees and economic conditions. Our individual stop-loss amount was $75 per individual. As of January 1, 2012, we terminated our self-insurance policy and the liability for claims incurred during 2011 but submitted after the termination date will be covered by an independent insurance company. As of December 31, 2011, there was no liability for self-insurance. As of January 1, 2012, employees are insured under a fully insured health care program.

Fair Value of Financial Instruments
As of December 31, 2011 and December 31, 2010, we had $13,066 and $78,519 of cash and cash equivalents, respectively, and $434 and $335 of restricted short-term investments, respectively. As of December 31, 2011 cash and equivalents did not contain any money market funds compared to $58,970 as of December 31, 2010. Restricted short-term investments were evaluated using quoted market prices (Level 1) to determine their fair value. In addition, the carrying amount of certain financial instruments, including accounts receivable, accounts payable and accrued expenses approximates fair value due to their short maturities. The carrying value of our long term debt approximates the fair value due to the close proximity of the date of the loan and loan amendments to December 31, 2011.

Prior to our IPO in June 2010, the freestanding warrants that were related to our redeemable preferred stock were classified as liabilities and due to the lack of availability of observable market quotes for these securities, the fair value was estimated based on a Black-Scholes valuation model which utilized inputs based on management estimates. Significant inputs to the valuation were unobservable in active markets and were classified as Level 3. The decrease in the Level 3 securities of $3,550 for the year ended December 31, 2010 was due primarily to changes in the estimated fair value of the Company's stock. The change in the fair value was recorded within Other income (expense). As a result of the conversion of the redeemable preferred stock in conjunction with the IPO, all freestanding warrants that were classified as liabilities have been exercised or converted into common stock warrants. As of December 31, 2011, we have no Level 3 securities. There were no transfers between levels in the fair value hierarchy during the year ended December 31, 2011 or December 31, 2010.

Concentration of Credit Risk
Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents, to the extent balances exceed limits that are insured by the Federal Deposit Insurance Corporation, and accounts receivable.
At December 31, 2011, three customers comprised 31%, 12% and 11%, respectively, of invoiced accounts receivable. At December 31, 2010, two customers comprised 54% and 19%, respectively, of invoiced accounts receivable.

The following table outlines our revenue concentration by customer:

	AT&T	Verizon Wireless
Year ended December 31, 2011	58%	21%
Year ended December 31, 2010	53%	29%
Year ended December 31, 2009	55%	21%

Foreign Currencies
For international subsidiaries, except for our French holding company, local currencies have been determined to be the functional currencies. The financial statements of international subsidiaries are translated to their U.S. dollar equivalents at end-of-period exchange rates for assets and liabilities and at average currency exchange rates for revenues and expenses. Translation adjustments resulting from this process are included in Other comprehensive loss and are reflected as a separate component of stockholders’ equity. Realized and unrealized transaction gains and losses are included in Other income (expense), net in the period in which they occur, except on intercompany balances considered to be long-term, and have not been significant for any periods presented. Transaction gains and losses on intercompany balances considered to be long-term are recorded in Other comprehensive loss.

Recent Accounting Pronouncements
On September 15, 2011, the Financial Accounting Standards Board ("FASB") amended its guidance on testing goodwill for impairment. Under the revised guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the reporting unit. If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. The guidance does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test goodwill annually for impairment. In addition, the guidance does not amend the requirement to test goodwill for impairment between annual tests if events or circumstances warrant; however, it does revise the examples of events and circumstances that an entity should consider. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. We do not expect the amendment to have a material impact on our financial position, results of operations or cash flows. Early adoption would not change the impairment analysis we performed during 2011 or the resulting impairment charge.

In June 2011, the FASB amended its guidance on the presentation of comprehensive income. Under the updated guidance, an entity has the option to present comprehensive income in either one continuous statement or two consecutive financial statements. A single statement must present the components of net income and total net income, the components of other comprehensive income and total other comprehensive income, and a total for comprehensive income. In a two-statement approach, an entity must present the components of net income and total net income in the first statement. That statement must be immediately followed by a financial statement that presents the components of other comprehensive income, a total for other comprehensive income, and a total for comprehensive income. The option under current guidance that permits the presentation of components of other comprehensive income as part of the statement of changes in stockholders' equity has been eliminated. We have included a new separate consolidated statement of comprehensive loss to reflect the retrospective effect of our adoption of the updated guidance.

In May 2011, the FASB amended its guidance to converge fair value measurements and disclosure requirements for fair value measurement under U.S. GAAP with International Financial Reporting Standards (or “IFRS”). IFRS is a comprehensive series of accounting standards published by the International Accounting Standards Board. The amendment changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the FASB does not intend for the amendment to result in a change in the application of the requirements in the current authoritative guidance. The amendment becomes effective prospectively for the interim period ending March 31, 2012. Early application is not permitted. We do not expect the amendment to have a material impact on our financial position, results of operations or cash flows.

Property and Equipment, net	12 Months Ended
Dec. 31, 2011
Property and Equipment, net [Abstract]
Property and Equipment, net
Property and Equipment, net

Information related to the major categories of our property and equipment, net is as follows:

	Useful Life	As of December 31,
	(in years)	2011	2010
Capitalized software	3	$47,118	$46,980
Computer software and equipment	3-5	30,051	22,399
Leasehold improvements	4-10	8,411	7,803
Equipment, furniture and fixtures	7	2,637	2,347
Total property and equipment		88,217	79,529
Less: Accumulated depreciation and amortization		(41,955)	(31,210)
Less: Accumulated impairments		(30,822)	(24,719)
Property and equipment, net		$15,440	$23,600

Included within property and equipment is $25,300 of aggregated proprietary technology and software that was acquired during the InfoSpace Mobile acquisition. This represents six platforms that enable us to provide various types of mobile services to the wireless industry. We valued the technology and software using a cost approach, which provides an estimate of fair value based on the cost of reproducing or replacing the assets. We are amortizing the technology assets using a variable method over their estimated useful lives of six years. In the third quarter of 2011, we performed a impairment analysis on our long-lived assets, which resulted in a $6,300 impairment charge, which was all related to this capitalized software. See Note 7-Impairment Charges for more information.

During 2010, we disposed of $12,893 of assets and related accumulated amortization for assets that were no longer in use and the majority of which were fully depreciated.

There was no capitalized interest for the years ended December 31, 2011 and 2010. For the year ended December 31, 2009, capitalized interest was $27. Depreciation expense for the years ended December 31, 2011, 2010 and 2009 was $10,923, $10,131 and $11,593, respectively.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
Discontinued Operations
On December 31, 2011, we agreed to terminate our relationship with PT XL Axiata Tbk (“XL”), at XL's request. The termination followed negotiations relating to the continued business relationship among us and XL and XL's indication that it wished to exit its relationship with us. Several agreements pursuant to which we provided XL with mobile data and related services in Indonesia were terminated. In connection with this termination and as a result of the review of our strategic path, we also decided to increase our focus on our mobile marketing and advertising and enterprise business and re-evaluate our international carrier business. As part of this process, we decided to exit our business in India and the Asia Pacific region. The decision to exit the business in India and the Asia Pacific region was based on the resources and costs associated with these operations, the intensified competition in the region and our decision to streamline our operations and focus on our mobile marketing and advertising and enterprise business, while at the same time recommitting some of our resources to our North American carrier operations. In connection with this exit, we have terminated all of our employees and closed down our offices in Singapore, Malaysia, Indonesia and India and our data center in India. Other costs include associated legal, accounting and tax costs. Substantially all exit costs are expected to be incurred as cash expenditures.

Additionally, as a part of our new strategic path and a reduction in the actual and anticipated performance of the subsidiaries, we decided to sell our subsidiaries located in France and the Netherlands. The France subsidiary was acquired in 2011 as a part of our business combination with Adenyo. The Netherlands subsidiary was acquired as a part of our business combination with Infospace in 2007. We completed the sale of the France and Netherlands subsidiaries in May 2012. The costs associated with the sale of these subsidiaries are minimal and no significant gain or loss is expected.

All of the operations related to India, the Asia Pacific region, our France subsidiary and our Netherlands subsidiary are reported as discontinued operations in the consolidated financial statements. The assets and liabilities related to our France subsidiary and our Netherlands subsidiary are reported as assets and liabilities held for sale in the consolidated balance sheets. We have presented the prior year assets and liabilities related to the France and Netherlands subsidiaries as held for sale to provide comparability between the periods presented.

Discontinued operations presented in the consolidated statement of operations for the year ended December 31, 2011 are as follows:

	Year Ended December 31, 2011
	France Subsidiary	Netherlands Subsidiary	India and the Asia Pacific Region	Total
Revenue	$4,175	$2,789	$16,940	$23,904
Operating loss	(14,695)	(424)	(24,045)	(39,164)
Pre-tax loss	(14,702)	(435)	(24,078)	(39,215)
Provision (Benefit) for taxes	(2,127)	—	1,329	(798)
Loss from discontinued operations	$(12,575)	$(435)	$(25,407)	$(38,417)

Discontinued operations presented in the consolidated statement of operations for the year ended December 31, 2010 are as follows:

	Year Ended December 31, 2010
	France Subsidiary	Netherlands Subsidiary	India and the Asia Pacific Region	Total
Revenue	$—	$3,068	$20,067	$23,135
Operating income (loss)	—	(996)	4,243	3,247
Pre-tax income (loss)	—	(1,006)	4,045	3,039
Provision for taxes	—	—	523	523
Net income (loss) from discontinued operations	$—	$(1,006)	$3,522	$2,516

Discontinued operations on the consolidated statement of operations for the year ended December 31, 2009 is as follows:

	Year Ended December 31, 2009
	France Subsidiary	Netherlands Subsidiary	India and the Asia Pacific Region	Total
Revenue	$—	$4,048	$—	$4,048
Operating loss	—	(657)	(288)	(945)
Pre-tax loss	—	(664)	(288)	(952)
Provision for taxes	—	—	—	—
Loss from discontinued operations	$—	$(664)	$(288)	$(952)

Assets and liabilities held for sale for the France and Netherlands subsidiaries on the consolidated balance sheets consist of the following:

	December 31, 2011	December 31, 2010
Assets held for sale:
Cash	$159	$—
Accounts receivable, net of allowance for doubtful accounts	2,864	710
Prepaid expenses and other current assets	339	107
Property and equipment, net	975	739
Goodwill	720	124
Other assets	149	—
Total assets held for sale	$5,206	$1,680

Liabilities held for sale:
Accounts payable and accrued expenses	$2,797	$512
Accrued compensation	756	185
Deferred revenue, current portion	257	—
Other current liabilities	464	53
Debt facilities	846	—
Total liabilities held for sale	$5,120	$750

Business Combination	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combination
Business Combination

Acquisition of Adenyo Inc.
On April 14, 2011, we acquired substantially all of the assets of Adenyo and its subsidiaries and assumed certain liabilities, pursuant to an Arrangement Agreement, dated as of March 12, 2011, by and among Adenyo Inc., Motricity Canada Inc. (formerly 7761520 Canada Inc.), Motricity Inc. and the other parties thereto. The assets include Adenyo's interest in a subsidiary, equipment, software, accounts receivable, licenses, intellectual property, customer lists, supplier lists and contractual rights. Adenyo is a mobile marketing, advertising and analytics solutions provider with operations in the United States, Canada and France.

We paid $48,858 in cash and issued 3,277,002 shares of common stock, with a fair market value of $43,354, as consideration for the Acquisition. The cash consideration includes $1,000 placed in escrow, although we believe the total escrow amount is refundable to us, based on our working capital calculation made pursuant to the Arrangement Agreement. Adenyo is disputing our working capital calculation. At December 31, 2011 this $1,000 is included in Prepaid expenses and other current assets in our Consolidated Balance Sheets. If the $1,000 is not extended to us, it will be considered as additional consideration and will be recorded as an increase to the acquired goodwill balance.

In addition to these amounts paid, Adenyo may be entitled to receive up to an additional $50,000 pursuant to a contingent earn-out. The earn-out consideration is payable in cash, shares of the Company's common stock, or a mix of both, at our discretion, and any shares will be valued based on a 10-day average closing price prior to their issuance. The amount of contingent earn-out consideration is determined by whether Adenyo meets certain non-GAAP based revenue and EBITDA (as such terms are defined in, and calculated pursuant to the Arrangement Agreement) targets, during the first full twelve calendar months following the closing of the Acquisition. In the second quarter of 2011 the fair value of the contingent earn-out consideration included in the purchase price consideration of $615 was included in the Consolidated Balance Sheet in Other current liabilities. This balance was based upon identifying several potential earning scenarios and assigning a probability of each occurring. This measurement is based on significant inputs not observable in the market, which are deemed to be Level 3 inputs. Based on Adenyo's performance against the non-GAAP based revenue and EBITDA defined in and calculated pursuant to the Arrangement Agreement during the third quarter of 2011, it was determined that it was not probable that Adenyo would receive the contingent earn-out, and we reversed the $615 liability that was recorded at the time of the acquisition by reducing General and administrative expenses, excluding depreciation in our Consolidated Statement of Operations.

We have allocated the purchase price of this acquisition to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date, with any amount in excess of such allocations designated as goodwill. We make significant judgments and assumptions in determining the fair value of acquired assets and assumed liabilities, especially with respect to acquired intangibles. These measurements were also based on significant inputs not observable in the market, which are deemed to be Level 3 inputs. Using different assumptions in determining fair value could materially impact the purchase price allocation and our financial position and results of operations.

The following table summarizes the consideration paid and the amounts of the assets acquired and liabilities assumed recognized at the acquisition date:

Consideration
Cash	$48,858
Equity (3,277,002 common shares at $13.23 per share)	43,354
Contingent earn-out consideration	615
Recoverable from escrow	(1,000)
Fair value of total consideration transferred	91,827

Recognized amounts of identifiable assets acquired and liabilities assumed
Accounts receivable	5,562
Prepaid expenses and other current assets	702
Property and equipment	860
Intangible assets	22,522
Other assets	251
Accounts payable and accrued expenses	(7,190)
Accrued compensation	(2,239)
Deferred revenue	(744)
Other liabilities	(1,556)
Deferred tax liabilities	(2,357)
Total identifiable net assets	15,811

Goodwill	$76,016

The fair value of the 3,277,002 common shares issued as part of the consideration paid was determined on the basis of the closing market price of Motricity's common shares on the acquisition date. In order to complete the acquisition and integrate Adenyo's technology and business operations we have incurred $6,071 of acquisition transaction and integration costs during the year ended December 31, 2011.

The gross contractual amount of trade accounts receivable acquired was $5,177 of which we expect $408 to be uncollectible.

The fair value of the acquired identifiable intangible assets of $22,522 relates to technology for $11,902, customer relationships for $10,496 and a trade name for $124. Customer relationships represent the ability to sell existing and future managed and professional services to acquired customers. Technology represents proprietary marketing and analytical capabilities resulting from our acquisition of Adenyo. The fair values of customer relationships and technology have been estimated using the income method utilizing a discounted cash flow model using a weighted average rate of 22.1%. We are amortizing these intangible assets using a variable method over their estimated useful lives. The weighted-average amortization period of these intangible assets is approximately 5.1 years; 6.2 years for the technology; 4.0 years for the customer relationships; and 3.0 years for the trade name.

The goodwill of $76,016 arising from the acquisition consists largely of Motricity-specific synergies expected from combining acquired and existing operations, as well as the ability to attract new customers and develop new technologies post combination.

For the period from the April 14, 2011 acquisition date to December 31, 2011, we estimate that our total revenues included approximately $10,911 of revenues from Adenyo services.  For the same period, Adenyo contributed $81,382 to our net loss, which included management's allocations and estimates of expenses that were not separately identifiable due to our integration activities, restructuring expenses and impairment charges.  The impairment charges for the year ended December 31, 2011, included $7,959 of customer relationships and $3,014 of technology acquired in the Adenyo acquisition. The impairment charges also included an amount for goodwill. See Note 7-Impairment Charges for more information.

The following unaudited pro forma summary presents the effect of the acquisition of Adenyo on our consolidated financial results as though Adenyo had been acquired as of January 1, 2010. The supplemental pro forma net income information was adjusted for the ongoing amortization of acquired intangibles and the associated tax effect. The pro forma information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the comparable prior annual reporting period as presented.

	Revenue	Net Loss
Supplemental pro forma from January 1, 2011 to December 31, 2011	$102,021	$(202,742)
Supplemental pro forma from January 1, 2010 to December 31, 2010	$126,175	$(36,767)

The information is presented on an annual basis as it is impracticable to disclose the quarterly information for Adenyo.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets

Goodwill
The changes in the carrying amount of goodwill for the year ended December 31, 2011 are as follows:

Goodwill balance as of December 31, 2010	$74,534
Goodwill acquired in 2011	76,016
Impairment of goodwill	(124,305)
Goodwill allocated to assets held for sale in 2011	(596)
Effect of foreign currency translation	(441)
Goodwill balance as of December 31, 2011	$25,208

Goodwill acquired in 2011 relates to our acquisition of Adenyo, see Note 5-Business Combination for more information. A portion of the Goodwill acquired in 2011 is denominated in Canadian dollars. The effect of foreign currency translation of $441 is the result of the change in the value of the U.S. dollar and the value of the Canadian dollar between the acquisition date and December 31, 2011.

Based upon a combination of factors, including the recent decline of our market capitalization significantly below the book value of our net assets, as well as the reduction in the actual and anticipated performance of acquired businesses below our expectations, in the third quarter of 2011, we determined that our goodwill was impaired. In the fourth quarter of 2011, we performed our annual impairment test, which resulted in no additional impairment, and we finalized our estimated impairment charge from the third quarter. This evaluation resulted in a non-cash goodwill impairment charge of $124,305. See Note 7-Impairment Charges for more information.

Of the goodwill acquired during the Adenyo acquisition, $17,532 recognized in the United States and the 75% of the $26,764 of goodwill recognized in Canada is expected to be deductible for income tax purposes. None of the goodwill recognized in France is expected to be tax deductible. See Note 2-Summary of Significant Accounting Policies for more information.

Intangible Assets
Information regarding our intangible assets is as follows:

	As of December 31, 2010			Amortization		Impairment		As of December 31, 2011
	Net Carrying Amount	Capitalized Software	Fair Value Acquired	Continuing operations	Dis-continued operations	Continuing operations	Dis-continued operations	Net Carrying Amount
Customer relationships	$9,108	$—	$10,496	$(1,996)	$(552)	$(7,010)	$(7,959)	$2,087
Capitalized software	8,585	7,520	—	(297)	(1,475)	(2,908)	(11,425)	—
Technology	—	—	11,902	(549)	(182)	—	(3,014)	8,157
Trade name	—	—	124	(30)	—	—	—	94
Total	$17,693	$7,520	$22,522	$(2,872)	$(2,209)	$(9,918)	$(22,398)	10,338
Effect of foreign currency translation								(218)
Total intangible assets								10,120

Intangible assets include assets capitalized as a result of our acquisitions and certain software products to be sold, leased or otherwise marketed as a component of the solutions we provide to our customers. Intangible assets acquired in 2011 relates to our acquisition of Adenyo, see Note 5-Business Combination for more information.

The impairment analysis we conducted in the third quarter of 2011 resulted in the impairment of intangible assets. This evaluation resulted in impairment charges of $32,316. See Note 7-Impairment Charges for more information.

As of December 31, 2011, estimated annual amortization expenses for definite-lived intangible assets for each of the five succeeding years are as follows:

2012	$2,193
2013	1,876
2014	1,847
2015	1,561
2016	1,112

Impairment Charges	12 Months Ended
Dec. 31, 2011
Impairment Charges [Abstract]
Impairment Charges
Impairment Charges
Based on a combination of factors and developments, we determined that our goodwill and certain finite lived tangible and intangible assets were likely impaired in early August 2011. Management concluded that these factors and developments, were deemed “triggering” events as defined in the guidance for goodwill:

•
After we had experience with the Adenyo acquisition and reported our quarterly results and outlook in early August, our stock price declined significantly. Our stock price declined from $18.57 at December 31, 2010 to $13.16 on April 14, 2011 (the date of the Adenyo acquisition) to under $6.00 in early August 2011;

•
We experienced significant changes in our management. In August 2011, our Chief Executive Officer, Chief Financial Officer, Chief Development Officer and our Senior Vice President and General Counsel, were terminated from their positions with us;

•	Our business climate changed;

•
The results from testing for recoverability under the Impairment or Disposal of Long-Lived Assets Subsections of the property, plant and equipment guidance of a significant asset group within a reporting unit indicated there was impairment (details below); and

•
With respect to our acquisition of Adenyo, (i) the expected synergies between research and development, data center consolidation, product development, sales and marketing did not materialize to the extent we had expected (due in part to difficulties in integrating the operations, management information systems and internal controls, technologies, products, and personnel) and (ii) we lost several of the key employees of Adenyo following the acquisition.

Further, since the results of the recoverability test of goodwill was also a triggering event for long-lived assets, we considered the guidance for property, plant and equipment which states that, “A long-lived asset (asset group) shall be tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable.” We experienced such events and changes in circumstances through, among others:

•	The significant decrease in our stock price (as discussed above);

•	A significant adverse change in the business climate (as discussed above); and

•
A current-period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset (asset group).

Property, Plant and Equipment Impairment Test
We reviewed the guidance for property, plant and equipment which states that “[f]or purposes of recognition and measurement of an impairment loss, a long-lived asset or assets shall be grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of the assets and liabilities.” Based on this, we identified five asset groups for the purposes of our impairment loss measurement.

In performing the property, plant and equipment impairment test, we first determined the carrying value of the asset groups, reviewed the assets held in each of those five asset groups, excluding goodwill, and identified the primary asset of each asset group. Goodwill was not included because all of the asset groups were defined at a level below the goodwill reporting unit level. As of the July 31, 2011 impairment test date, none of the asset groups met all of the criteria necessary to be classified as held for sale. As a result, all asset groups subject to impairment testing were classified as held and used. Pursuant to the guidance, an impairment loss is recognized for a long-lived asset (group) that is held and used if the sum of its estimated future undiscounted cash flows used to test for recoverability is less than its carrying value.

Our analysis indicated that for three of the five asset groups, the results of the undiscounted cash flows were less than the carrying value of the asset group. This resulted in an impairment of the assets within each asset group recognized as the difference between the fair value and the carrying value of the asset group. Of the three asset groups for which the undiscounted cash flows were less than the carrying value, one specifically related to the French assets purchased in connection with our acquisition of Adenyo. Impairment of $10,973 of intangible assets was directly attributable to the French technology and customer relationships acquired from Adenyo and is included within discontinued operations. The remaining $21,343 of intangible asset impairment related to the other two impaired asset groups associated with the North American and International carrier businesses. These two asset groups did not include assets purchased from Adenyo.

Goodwill impairment test
With the completion of the property, plant and equipment impairment test, we completed our goodwill impairment analysis at the level of the reporting unit. As discussed above, it was determined that we have one reporting unit for purposes of evaluating goodwill for impairment and the impairment test was thus performed for the consolidated operations of the Company.

In performing the goodwill impairment test, we compared the implied fair value of goodwill to its carrying value by performing a business combination fair value analysis according to the guidance for business combinations, where the fair value of the reporting unit or company is the purchase price for the reporting unit or the company. In estimating the purchase price, we utilized the discounted cash flow method of the income. We also compared the results with our market capitalization based on our stock price as a reasonableness check on our conclusions. We then used a hypothetical purchase price allocation to allocate a portion of the estimated purchase price to goodwill.

As a result of the impairment test performed as of July 31, 2011, we recorded an estimated impairment charge in the third quarter of 2011. Additionally, in the fourth quarter of 2011, we performed our annual impairment test, which resulted in no additional impairment, and we finalized our estimated impairment charge from the third quarter.

In 2009, we determined the customer list and the capitalized software acquired during the acquisition of a messaging business was impaired. Our projected cash flow analysis did not support the carrying value of the intangible asset or the capitalized software. Therefore, we recorded a $1,902 charge to fully impair the customer list and a $3,268 charge to fully impair the capitalized software during 2009. In addition, we recorded an impairment charge of $319 related to capitalized software that was no longer in use.

The following table outlines our impairment charges:

	Year ended December 31,
	2011	2010	2009
Goodwill	$(124,305)	$—	$—
Intangible assets	(9,918)	—	1,902
Property and equipment	(6,300)	—	3,587
Assets held for sale	—	—	317
Total impairment charges	$(140,523)	$—	$5,806

Impairment charges are recognized in Impairment charges on the Consolidated Statements of Operations.

Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring and Related Activities [Abstract]
Restructuring
Restructuring
In 2007, we acquired InfoSpace Mobile. As a result of the subsequent integration activities, we elected to move our corporate headquarters from Durham, North Carolina to Bellevue, Washington and eliminate redundant functions and positions. We incurred expenses to relocate certain employees and the functions of headquarters to the Bellevue location. During 2009, we incurred restructuring charges related to the relocation of our corporate headquarters and the closure of our office in the United Kingdom. The year ended December 31, 2010 includes $407 of restructuring charges related to a loss on the sale of the Chief Executive Officer's home due to the relocation of our headquarters. See Note 16-Related Party Transactions for additional information regarding the purchase of the home in 2008.

During 2011, in anticipation of the synergies associated with our acquisition of Adenyo, completed on April 14, 2011, we initiated a restructuring plan in Europe in February 2011 which resulted in a reduction in workforce. Additionally, in the third quarter of 2011, we terminated employment of the chief executive officer, chief financial officer, chief development officer and general counsel. As a result of these restructuring plans, we incurred $4,957 of restructuring charges primarily related to voluntary and involuntary termination benefits and stock-based compensation charges related to the acceleration of equity awards given to employees that were terminated. These restructuring charges include $873 of involuntary termination benefits that have been committed to but not yet paid and are included in Accrued compensation on the Consolidated Balance Sheets. We expect to pay these benefits by September 30, 2012.

The following table summarizes the liabilities related to restructuring costs which are included in accrued expense on the consolidated balance sheets:

	Involuntary Termination Benefits	Office Relocation Costs	Other Costs, Primary Lease Obligations	Total
Balance of of December 31, 2008	$230	$—	$—	230
Restructuring charges	674	43	1,271	1,988
Utilization	(735)	(43)	(871)	(1,649)
Balance of of December 31, 2009	169	—	400	569
Restructuring charges	—	407	—	407
Utilization	(113)	(407)	(174)	(694)
Balance of of December 31, 2010	56	—	226	282
Restructuring charges	5,153	—	(196)	4,957
Utilization	(4,336)	—	(30)	(4,366)
Balance of of December 31, 2011	$873	$—	$—	$873

Debt Facilities	12 Months Ended
Dec. 31, 2011
Debt Facilities [Abstract]
Debt Facilities
Debt Facilities

Revolving Line of Credit
In 2007, we entered into a security agreement with a bank to obtain a $25,000 revolving line of credit (“2007 Revolving Line of Credit”), secured by our assets, excluding permitted liens. In 2009, we repaid the outstanding principal on the 2007 Revolving Line of Credit.

Additionally, in 2009, we amended and extended our 2007 Revolving Line of Credit through April 2011 (“Line of Credit”). The Line of Credit was primarily available to fund working capital requirements. The availability under the Line of Credit was subject to a borrowing base calculated based on qualifying accounts receivable. The interest rate on any borrowings was based on the lender’s prime rate plus a margin ranging between 50 to 150 basis points depending on our trailing EBITDA. The minimum interest rate was 5.50%. The Line of Credit restricted, among other things, our ability to incur indebtedness, create or permit liens on our assets, declare or pay dividends and certain other restricted payments, consolidate, merge or recapitalize, acquire or sell assets, make certain investments, loans or other advances, and enter into transactions with affiliates. The Line of Credit required us to maintain a “tangible net worth” of $14,000. In July 2011, we made withdrawals totaling $10,000 from the $25,000 Line of Credit in order to fund operations, including certain transaction expenses associated with the Adenyo acquisition. The Line of Credit was to expire on October 12, 2011.

A portion of the net proceeds from the Term Loan was used to repay in full the amounts outstanding under our Line of Credit. We terminated our Line of Credit on September 16, 2011.

Term Loan
We entered into a term loan with High River on September 16, 2011 and subsequently amended the terms of the term loan on November 14, 2011 and on February 28, 2012. The term loan accrues interest at 9% per year, which is paid-in-kind quarterly through capitalizing interest and adding it to the principal balance, is secured by a first lien on substantially all of our assets and is guaranteed by two of our subsidiaries, mCore International and Motricity Canada. The principal and interest are due and payable at maturity on August 28, 2013. We used the proceeds of the term loan to pay the amounts outstanding under our credit facility with Silicon Valley Bank and to provide additional working capital. The term loan provides High River with a right to accelerate the payment of the term loan if we experience an ownership change (within the meaning of Section 382 of the Internal Revenue Code of 1986 as amended) that results in a substantial limitation on our ability to use our net operating losses and related tax benefits or if the shares of any preferred stock we may issue become redeemable at the option of the holders or if we are required to pay the liquidation preference for such shares. Subject to certain limited exceptions, the Term Loan is subject to mandatory prepayment (without premium or penalty) from the net proceeds of corporate transactions, including dispositions of assets outside of the ordinary course of business or the issuance of additional debt or equity securities (other than the proposed rights offering). The Term Loan contains certain restrictive covenants, of which we are in full compliance with as of December 31, 2011. The principal and accrued interest balances as of December 31, 2011 were $20,000 and $530, respectively.

High River is beneficially owned by Mr. Carl C. Icahn, a beneficial holder, as of March 2, 2012, of approximately 16.7% of our outstanding shares. Mr. Brett C. Icahn, a director of the Company, is the son of Mr. Carl C. Icahn, and Mr. Hunter C. Gary, a director of the Company, is married to Mr. Carl C. Icahn's wife's daughter. The term loan as amended with High River was unanimously approved by the disinterested directors of the Company's Board of Directors.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases
We lease office space and equipment under various non-cancellable operating lease agreements. Rent expense for non-cancellable operating leases with scheduled rent increases and landlord incentives is recognized on a straight-line basis over the lease term, beginning with the effective lease commencement date. Our leasing agreements have varying renewal options.

Significant terms of operating lease agreements are as follows:

•
In 2005, we entered into an operating lease for approximately 61,000 square feet of office space for our headquarters in Durham, North Carolina. In conjunction with the relocation of our headquarters to Bellevue, Washington, we entered into an agreement to assign this lease to a third party. As a result of this assignment, we were required to pay 23 months of rent on behalf of the assignee and make a $300 payment at the end of the 23-month period to subsidize future operating expenses. As of December 31, 2009, we had placed $1,375 in escrow (classified as restricted short term investments) to be used to make the last 10 payments to be made under the assignment of the lease. The final payments related to the lease assignment were made during the first quarter of 2011. As of December 31, 2011, we have no remaining obligation on this lease.

•	We lease approximately 13,170 square feet in Seattle, Washington to house a data center. The initial lease term expires on August 31, 2014, and there are two extension periods of 3 to 5 years each.

•	We lease approximately 65,436 square feet of office space in Bellevue, Washington. The lease expires on December 20, 2013.

•
We lease various sales and regional offices throughout the U.S. and Canada. These leases are all operating leases and generally have annual commitment terms with the option to extend either on an annual or month-to-month basis.

Estimated future minimum net rentals payable under these agreements at December 31, 2011 are as follows:

2012	$2,099
2013	2,492
2014	68
2015	—
2016	—
Total	$4,659
In the preceding table, future minimum annual net rentals payable under non-cancellable operating leases denominated in foreign currencies have been calculated based upon December 31, 2011 foreign currency exchange rates. The table was prepared assuming the maximum commitments currently outstanding, but such commitments could decrease based on termination negotiations. Minimum net rentals payable under non-cancellable operating lease agreements are presented net of tenant allowances, if any.

Rental expense under operating lease agreements during the years ended December 31, 2011, 2010 and 2009 was $2,806, $2,437 and $2,881, respectively.

Other Contractual Arrangements
We have entered into several agreements with third-party network service providers, who provide additional operational support to our various datacenters. Under these arrangements, we are obligated to make payments totaling $2,334 in 2012, $1,399 in 2013 and $748 in 2014.

Litigation
From time to time, we are subject to claims in legal proceedings arising in the normal course of business. We do not believe that we are currently party to any pending legal action that could reasonably be expected to have a material adverse effect on our business, financial condition, results of operations or cash flows. See Note 18-Legal Proceedings for details regarding outstanding litigation.

Redeemable Preferred Stock	12 Months Ended
Dec. 31, 2011
Features of Convertible Preferred Stock [Abstract]
Redeemable Preferred Stock
Redeemable Preferred Stock

Preferred Stock
In conjunction with the IPO, 7,338,769 Series D1 preferred stock were converted into 725,117 shares of common stock. The Series D1 preferred stock was not redeemable and, therefore, cumulative unpaid dividends in arrears were not recorded on our consolidated balance sheets. However, while the preferred stock was outstanding, such cumulative unpaid dividends were included in net loss attributable to common stockholders for all periods that Series D1 preferred stock was outstanding.

Redeemable Preferred Stock
On June 23, 2010, in conjunction with the IPO, 303,875,267 shares of Series A, B, C, D, E F, G and I redeemable preferred stock converted to 25,322,309 shares of common stock.

On December 7, 2010, at the option of one of the stockholders, 1,041,006 shares of Series H redeemable preferred stock converted to 116,739 shares of common stock. As of December 31, 2010, 20,654,886 shares of Series H redeemable preferred stock were outstanding, the carrying value was $49,862 and the liquidation value was $52,116.

On December 29, 2010, we gave notice to the remaining stockholders of the Series H redeemable preferred stock of our election to cause a mandatory conversion, whereby all shares of Series H preferred stock would be converted to common stock on January 3, 2011. As the average closing price of our common stock was higher than $21.99 per common share during the 90-day period prior to December 29, 2010, the mandatory conversion was allowed in accordance with the Restated Certificate of Incorporation of Motricity, Inc.

On January 3, 2011, the 20,654,886 outstanding and accrued shares of Series H redeemable preferred stock was converted into 2,348,181 shares of common stock.

Stock Options, Restricted Stock and Warrants	12 Months Ended
Dec. 31, 2011
Stock Options, Restricted Stock and Warrants [Abstract]
Stock Options, Restricted Stock and Warrants
Stock Options, Restricted Stock and Warrants

Overview
Our Board of Directors approved the 2010 Long-Term Incentive Plan (“2010 LTIP”) as Amended and Restated on October 28, 2011. We may grant equity awards up to 6,365,621 shares under the 2010 LTIP. Awards granted under the 2010 LTIP may include incentive stock options or nonqualified stock options, stock appreciation rights, restricted stock and other stock-based or cash-based awards. Option terms may not exceed 10 years and the exercise price cannot be less than 100% of the estimated fair market value per share of our common stock on the grant date. Any shares awarded or issued pursuant to the exercise of stock options or vesting of restricted stock units will be authorized and unissued shares of our common stock. The maximum number of shares subject to any performance award to any participant during any fiscal year shall be 266,666 shares. The maximum cash payment made under a performance award granted to any participant with respect to any fiscal year shall be $5,440.

Stock Options
The following table summarizes all stock option activity for the year ended December 31, 2011:

Stock Options	Shares	Weighted-Average Exercise Price Per Share	Remaining Average Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding, December 31, 2010	1,531,577	$13.93	8.35	$8,133
Granted	1,556,480	12.00
Exercised	(16,304)	12.19
Forfeited	(775,605)	14.01
Expired	(586,353)	15.32
Outstanding, December 31, 2011	1,709,795	$11.67	6.08	$—

Exercisable at December 31, 2011	304,473	$12.85	4.88	$—
Vested and expected to vest at December 31, 2011	1,085,304	$12.00	5.99	$—

The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009 was $77, $3,566 and $663, respectively.

In determining the compensation cost of the stock options granted, the fair value of each option grant has been estimated on the date of grant using the Black-Scholes option pricing model. The assumptions used in these calculations are summarized as follows:

	Year ended December 31,
	2011	2010	2009
Expected life of options granted	5 years	5 years	5 years
Expected volatility	50%	50%	50% - 58%
Range of risk-free interest rates	1.9% - 2.0%	2.0% - 2.3%	1.7% - 2.3%
Expected dividend yield	—%	—%	—%

We calculate expected volatility for stock options using historical volatility for a peer group of 10 companies, as we believe the expected volatility will approximate historical volatility of the peer group. The risk-free interest rate for the expected terms of the stock options is based on the U.S. Treasury constant maturities in effect at the time of grant.

The weighted-average grant date fair value of stock options granted during the years ended December 31, 2011, 2010 and 2009 were $5.41, $6.25 and $7.05, respectively.

Stock-based compensation expense associated with stock options for the years ended December 31, 2011, 2010 and 2009 was $3,471, $2,213 and $2,330, respectively, and was included in datacenter and network operations, product development and sustainment, sales and marketing, general and administrative expenses and restructuring.

At December 31, 2011, there was $2,970 of total unrecognized compensation costs, net of estimated forfeitures, related to unvested options that are expected to be recognized over a weighted-average period of 3.12 years.

In 2011, we terminated the employment of the Chief Executive Officer and as a part of the termination agreement, we accelerated the vesting of all of his outstanding stock options so that they became fully vested on the termination date. These modified awards were revalued on the effective date of the modification and the entire stock-based compensation charge was recognized in full in the third quarter of 2011. Stock-based compensation recognized in 2011 related to these awards and the awards of other terminated executives was $1,163 and is reflected in Restructuring in the Consolidated Statement of Operations.

Restricted Stock Awards
Restricted stock awards have been granted to certain employees and non-employee directors. Vesting of all restricted shares granted between October 2006 and June 2010 were subject to a double trigger vesting requirement under the terms of the restricted stock agreement. The double trigger consisted of time-based vesting and occurrence of a liquidation event, defined as a qualified public offering or a qualified sale of the Company. Prior to the IPO, no compensation expense had been recognized related to the grant of these shares of restricted stock awards as a liquidation event was not considered probable. As a result of the IPO in June 2010, the trigger relating to the qualified public offering was fulfilled and the outstanding restricted stock awards are now subject solely to a time-base vesting restriction. The vesting of the shares is now considered probable; therefore, $17,474 relating to vested awards of stock-based compensation expense was recorded at the IPO date.

The following table summarizes all restricted stock award activity for the year ended December 31, 2011:

Restricted Stock Awards	Shares	Weighted Average Grant Date Fair Value
Outstanding, December 31, 2010	744,898	$12.80
Granted	128,929	8.86
Lapse of Restriction	(460,896)	12.28
Forfeited	(165,173)	12.72
Outstanding, December 31, 2011	247,758	$11.76

Vested and expected to vest at December 31, 2011	159,421	$11.02

Restricted stock awards have voting and dividend rights upon grant and are then considered outstanding. When the restricted stock award is vested, it is then included in weighted-average common shares outstanding. These rights are forfeited should the stock not vest, although some employees were not required to be employed by the Company at the date of the liquidation event or the following lock-up period to receive the shares that vested based on the service period. Restricted stock awards generally vest on a quarterly basis over a four year service period for employees and a one year service period for non-employee directors.

Restricted Stock Units
The following table summarizes all restricted stock unit activity for the year ended December 31, 2011:

Restricted Stock Units	Shares	Weighted Average Grant Date Fair Value
Outstanding, December 31, 2010	203,415	$24.80
Granted	17,435	15.89
Released	—	—
Forfeited	(54,141)	22.94
Outstanding, December 31, 2011	166,709	$24.47

Vested and expected to vest at December 31, 2011	127,818	$24.45

Restricted stock units are not considered outstanding or included in weighted-average common shares outstanding until they are vested. Restricted stock units generally vest every other year over a four year service period.

Stock-based compensation expense associated with restricted stock and restricted stock units for the year ended December 31, 2011 and 2010 was $6,548 and $20,724, respectively. Stock-based compensation expense is included in datacenter and network operations, product development and sustainment, sales and marketing and general and administrative expenses. Additional stock-based compensation expense related to restricted stock awards and units of approximately $3,487 will be recognized over a weighted-average period of 2.92 years.

In 2011, we terminated the employment of the Chief Executive Officer and as a part of the termination agreement, we accelerated the vesting of all of his outstanding restricted stock so that they became fully vested on the termination date. These modified awards were revalued on the effective date of the modification and the entire stock-based compensation charge was recognized in full in the third quarter of 2011. Stock-based compensation recognized in 2011 related to these awards and the awards of other terminated executives was $1,612 and is reflected in Restructuring in the Consolidated Statement of Operations.

Warrants
Warrants were primarily issued in conjunction with financing rounds to investors or other parties and none are held by employees. During 2010, 292,198 redeemable preferred stock warrants were exercised, resulting in the net issuance of 29,316 shares of common stock. In conjunction with the IPO, the outstanding redeemable preferred stock warrants were automatically converted into common stock warrants when the underlying series of preferred stock were converted into shares of common stock. All outstanding warrants are exercisable and during 2011, 11,388 common stock warrants were exercised, resulting in the issuance of 3,004 shares of common stock. In 2010, 1,412,842 common stock warrants were exercised, resulting in the issuance of 522,860 shares of common stock. The following table summarizes the outstanding warrants to purchase common stock as of December 31, 2011:

Number of Warrants	Exercise Price Per Share	Expiration Date
108,498	$35.55	February 23, 2012
19,583	30.75	December 30, 2012
1,029	30.75	February 22, 2013
128,571	32.25	May 16, 2014
107,267	14.54	September 30, 2014
1,770,953	14.54	December 28, 2014
2,135,901

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
Income Taxes
The following table presents the domestic and foreign components of the pre-tax loss and the income tax provision:

	Year Ended December 31,
	2011	2010	2009
Income (Loss) before tax:
U.S.	$(128,877)	$(8,061)	$(11,099)
Foreign	(33,293)	97	(2,354)
Total	$(162,170)	$(7,964)	$(13,453)

The income tax provision consisted of the following amounts:
Current:
Federal	$—	$—	$(88)
	—	—	(88)
Deferred:
Federal	(4,826)	1,567	1,984
State	(223)	—	—
Foreign	(146)	—	—
	(5,195)	1,567	1,984
Total	$(5,195)	$1,567	$1,896

Income tax benefit for the year ended December 31, 2011 primarily consists of a deferred U.S. tax provision for the difference between book and tax treatment of goodwill associated with the acquisitions of Adenyo and InfoSpace Mobile as well as foreign income taxes. We maintain a full valuation allowance against our net deferred tax assets which precludes us from recognizing a tax benefit for our current operating losses. Our historical lack of profitability is a key factor in concluding there is insufficient evidence of our ability to realize any future benefits from our deferred tax assets.

Significant components of our deferred tax assets and liabilities consist of the following as of December 31:

	Year Ended December 31,
	2011	2010	2009
Domestic net operating loss carry forwards	$82,896	$81,218	$80,251
Fixed assets	1,868	(1,404)	3,132
Research and development credits	5,323	5,286	5,037
Foreign net operating loss carry forwards	9,333	1,721	399
Domestic capital loss carry forward	255	246	108
Compensation accruals	4,135	5,548	3,568
Deferred revenue	(612)	(1,209)	1,988
Amortization of intangible assets	28,617	(351)	(1,458)
Allowance for bad debts	243	155	94
Severance and restructuring	120	32	63
Foreign tax credits	1,469	—	—
Transaction costs	581	—	—
Other accruals	(133)	(444)	(570)
Deferred tax assets	134,095	90,798	92,612
Valuation allowance	(134,095)	(90,798)	(92,612)
Net deferred tax assets	$—	$—	$—
Amortization of goodwill	(262)	(5,328)	(3,760)
Net deferred tax liability	$(262)	$(5,328)	$(3,760)

As of December 31, 2011, the Company provided a full valuation allowance against its gross deferred tax assets because realization of these benefits could not be reasonably assured. The $43,297 increase in the valuation allowance for the period December 31, 2010 to December 31, 2011 was related to the impact of significant book impairment charges incurred during the current year, resulting in large basis differences between book and tax related to intangible assets and goodwill. The deferred tax asset includes net assets acquired in business combinations. Due to recent accounting rule changes, the realization of these assets cannot be recognized as an adjustment to goodwill or an intangible asset.

We had research and development tax credit carryforwards of $5,323 at December 31, 2011 that will begin to expire in 2014.

As of December 31, 2011, the Company had federal, and state net operating loss carryforwards of $237,481 and $22,268, respectively. These net operating loss carryforwards begin to expire in varying amounts starting in 2019 and 2014 for federal and state income tax purposes, respectively. The ultimate availability of the federal, and state net operating loss carryforwards to offset future income may be subject to limitation under the rules regarding changes in stock ownership as determined by the Internal Revenue Code.

No provision for deferred U.S. income taxes has been made for consolidated foreign subsidiaries, because to the extent there are future earnings, we intend to permanently reinvest them in those foreign operations. If such earnings were not permanently reinvested, a deferred tax liability may be required.

The Company has determined that there are no unrecognized tax benefits as of December 31, 2010 and December 31, 2011.

Taxes computed at the statutory federal income tax rate of 34% are reconciled to the income tax provision as follows:

	Year Ended December 31,
	2011	2010	2009
United States federal tax at statutory rate	34.0%	34.0%	34.0%
Change in valuation allowance	(18.5)	16.4	(48.1)
State taxes (net of federal benefit)	0.9	0.2	2.7
Tax credit earned	1.1	—	7.4
Foreign rate differential	—	—	(0.2)
Effect of rate change	(0.7)	(42.9)	(1.1)
Provision to return	1.1	(15.6)	(2.6)
Tax attribute limitations	(5.0)	—	—
Non-deductible expenses and other	(9.7)	(11.8)	(6.2)
Effective rate	3.2%	(19.7)%	(14.1)%

We did not make any income tax payments related to our continuing operations in 2011, 2010 or 2009. The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. With few exceptions, due to either the generation of net operating losses or because our subsidiaries have a relatively short corporate life, all tax years for which the Company or one of its subsidiaries filed a tax return remain open.

Net Loss Per Share Attributable to Common Stockholders	12 Months Ended
Dec. 31, 2011
Earnings Per Share, Basic and Diluted [Abstract]
Net Loss Per Share Attributable to Common Stockholders
Net Loss Per Share Attributable to Common Stockholders
The following table sets forth the computation of basic and diluted net loss per share attributable to common stock holders for the period indicated:

	Year Ended December 31,
	2011	2010	2009
Net loss attributable to common stockholders	$(195,392)	$(20,308)	$(40,257)
Weighted-average common shares outstanding - basic and diluted	44,859,734	22,962,555	5,878,368
Net loss per share attributable to common stockholders – basic and diluted	$(4.36)	$(0.88)	$(6.85)
Basic and diluted net loss per share attributable to common stockholders has been computed based on net loss and the weighted-average number of common shares outstanding during the applicable period. We calculate potentially dilutive incremental shares issuable using the treasury stock method and the if-converted method, as applicable. The treasury stock method assumes that the proceeds received from the exercise of stock options and warrants, as well as stock option and restricted stock expense yet to be recorded for unvested shares would be used to repurchase common shares in the market at the average stock price during the period. We have excluded options to purchase common stock, restricted stock and warrants to purchase common stock, when the potentially issuable shares covered by these securities are antidilutive. The following table presents the outstanding potentially antidilutive securities at each period end not included in net loss attributable to common stockholders:

	Year Ended December 31,
	2011	2010	2009
Options to purchase common stock	1,709,795	1,531,577	1,225,460
Restricted stock	414,467	948,313	1,884,539
Warrants to purchase common stock	2,135,901	2,155,234	2,973,911
Series H redeemable preferred stock	—	2,347,152	—
Preferred stock	—	—	10,876,759
Warrants to purchase redeemable preferred stock and common stock	—	—	292,198
Warrants to purchase redeemable preferred stock	—	—	8,919,591
Total securities excluded from net loss per share attributable to common stockholders	4,260,163	6,982,276	26,172,458

Defined Contribution Plan	12 Months Ended
Dec. 31, 2011
Defined Contribution Plan [Abstract]
Defined Contribution Plan
Defined Contribution Plan
We maintain a defined contribution plan (“401(k) Savings Plan”) for eligible employees. The 401(k) Savings Plan assets are held in trust and invested as directed by the plan participants, and shares of our common stock are not an eligible investment election. We provide a match on a specified portion of eligible employees’ contributions as approved by our board of directors. Historically, we have made matching contributions equal to 50% of the portion of contributions that do not exceed 6% of eligible pay. Our matching contributions, included in General and administrative expenses, totaled $641, $706 and $630 in 2011, 2010 and 2009, respectively.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
During 2008, in connection with the relocation of our headquarters to Bellevue, Washington, we paid a relocation services company to purchase, on our behalf, the Chief Executive Officer's home in North Carolina for $1,983, plus administrative fees. As a result of market conditions, we recorded restructuring charges of $203 in 2009 related to the home. In March 2010, the home was sold for net proceeds of $1,199, and a loss on the sale of $407 was recorded as restructuring expense.

On September 16, 2011, we borrowed $20,000 from High River pursuant to a secured term loan, which was amended on November 14, 2011 and February 28, 2012. High River is beneficially owned by Carl C. Icahn, a beneficial holder of approximately 16.7% of the Company's outstanding shares. Brett C. Icahn, a director of the Company, is the son of Carl C. Icahn, and Hunter C. Gary, a director of the Company, is married to Carl C. Icahn's wife's daughter. See Note 9-Debt Facilities for more information.

Condensed Quarterly Financial Information (unaudited)	12 Months Ended
Dec. 31, 2011
Condensed Quarterly Financial Information (unaudited) [Abstract]
Condensed Quarterly Financial Information (unaudited)
Condensed Quarterly Financial Information (unaudited)

	For the three months ended,
	March 31,	June 30,	September 30,	December 31,
	2011	2011	2011	2011
Revenues	$24,293	$25,788	$24,766	$22,899
Operating expenses (1)	30,506	28,246	172,693	27,999
Operating loss	(6,213)	(2,458)	(147,927)	(5,100)
Net loss from continuing operations	(6,615)	(2,888)	(141,749)	(5,723)
Net income (loss) from discontinued operations	474	(1,381)	(32,789)	(4,721)
Net loss attributable to common stock holders	(6,141)	(4,269)	(174,538)	(10,444)
Net loss per share from continuing operations – basic and diluted	$(0.16)	$(0.06)	$(3.09)	$(0.13)
Net income (loss) per share from discontinued operations – basic and diluted	$0.01	$(0.03)	(0.71)	(0.10)
Net loss per share attributable to common stockholders – basic and diluted	$(0.15)	$(0.09)	$(3.80)	$(0.23)

	For the three months ended,
	March 31,	June 30,	September 30,	December 31,
	2010	2010	2010	2010
Revenues	$28,249	$28,530	$27,497	$25,968
Operating expenses (2)	28,014	42,939	24,948	25,764
Operating income (loss)	235	(14,409)	2,549	204
Net income (loss) from continuing operations	(490)	(11,077)	2,093	(57)
Net income (loss) from discontinued operations	(1,043)	(513)	1,163	2,909
Net income (loss) attributable to common stock holders	(7,933)	(17,433)	2,709	2,349
Net income (loss) per share from continuing operations – basic and diluted	$(1.20)	$(1.89)	$0.04	$(0.02)
Net income (loss) per share from discontinued operations – basic and diluted	$(0.18)	$(0.06)	$0.03	$0.08
Net income (loss) per share attributable to common stockholders – basic and diluted	$(1.38)	$(1.95)	$0.07	$0.06

(1) Operating expenses for the quarter ended September 30, 2011 includes $139,519 of impairment charges related to goodwill and certain tangible and intangible assets.

(2) Operating expenses for the quarter ended June 30, 2010 includes $17,474 of stock-based compensation expense related to the vesting of restricted stock units as a result of the IPO.

Legal Proceedings	12 Months Ended
Dec. 31, 2011
Legal Proceedings [Abstract]
Legal Proceedings
Legal Proceedings
Putative Securities Class Action. We previously announced that Joe Callan filed a putative securities class action complaint in the U.S. District Court, Western District of Washington at Seattle on behalf of all persons who purchased or otherwise acquired common stock of Motricity between June 18, 2010 and August 9, 2011 or in our IPO. The defendants in the case are Motricity, certain of our current and former directors and officers, including Ryan K. Wuerch, James R. Smith, Jr., Allyn P. Hebner, James N. Ryan, Jeffrey A. Bowden, Hunter C. Gary, Brett Icahn, Lady Barbara Judge CBE, Suzanne H. King, Brian V. Turner; and the underwriters in our IPO, including J.P. Morgan Securities, Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc., RBC Capital Markets Corporation, Robert W. Baird & Co Incorporated, Needham & Company, LLC and Pacific Crest Securities LLC. The complaint alleges violations under Sections 11 and 15 of the Securities Act of 1933, as amended, and Section 20(a) of the Exchange Act by all defendants and under Sections 10(b) of the Exchange Act by Motricity and those of our former and current officers who are named as defendants. The complaint seeks, inter alia, damages, including interest and plaintiff's costs and rescission. A second putative securities class action complaint was filed by Mark Couch in October 2011 in the same court, also related to alleged violations under Sections 11 and 15 of the Securities Act, and Sections 10(b) and 20(a) of the Securities Exchange Act. On November 7, 2011, the class actions were consolidated, and lead plaintiffs were appointed pursuant to the Private Securities Litigation Reform Act. On December 16, 2011, plaintiffs filed a consolidated complaint which added a claim under Section 12 of the Securities Act to its allegations of violations of the securities laws and extended the putative class period from August 9, 2011 to November 14, 2011. On February 14, 2012, we filed a motion to dismiss the consolidated class actions.

Derivative Actions. In addition, during September and October 2011, three shareholder derivative complaints were filed against us and certain of our current and former directors and officers (including Ryan K. Wuerch, James R. Smith, Jr., Allyn P. Hebner, James N. Ryan, Jay A. Bowden, Hunter C. Gary, Brett Icahn, Lady Barbara Judge CBE, Suzanne H. King, Brian V. Turner, James R. Nelson and Jaffrey Firestone) in the U.S. District Court, Western District of Washington at Seattle. The complaints allege various violations of state law, including breaches of fiduciary duties and unjust enrichment based on alleged false and misleading statements in press releases and other SEC filings disseminated to shareholders. The derivative complaints seek, inter alia, a monetary judgment, restitution, disgorgement and a variety of purported corporate governance reforms. We intend to vigorously defend against these claims. Two of the derivative actions were consolidated on October 27, 2011. On November 8, 2011, the parties filed a stipulation to stay completely the consolidated derivative action until the Court rules on the forthcoming dismissal motion in the consolidated class action. The court granted the parties' stipulation on November 10, 2011, thereby staying the consolidated derivative action. On November 14, 2011, the third derivative action was transferred to the consolidated derivative proceeding, thereby subjecting it to the proceeding's litigation stay.

As these cases are at a very early stage, at this time, we are not able to predict the probability of the outcome or estimate of loss, if any, related to these matters.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

On December 31, 2011, we agreed to terminate our relationship with PT XL Axiata Tbk (“XL”), at XL's request. The termination followed negotiations relating to the continued business relationship among us and XL and XL's indication that it wished to exit its relationship with us. Several agreements pursuant to which we provided XL with mobile data and related services in Indonesia were terminated. In connection with this termination and as a result of the review of our strategic path, we also decided to increase our focus on our mobile advertising and enterprise business and re-evaluate our international carrier business. As part of this process, we decided to exit our business in India and the Asia Pacific region. The decision to exit the business in India and the Asia Pacific region was based on the resources and costs associated with these operations, the intensified competition in the region and our decision to streamline our operations and focus on our mobile advertising and enterprise business, while at the same time recommitting some of our resources to our North American carrier operations. In connection with this exit, we expect to reduce the number of employees by 130 and to close down our offices in Singapore, Malaysia, Indonesia and India and our data center in India. We estimate that the costs associated with the exit will amount to approximately $2,500 on a pre-tax basis. Included in these costs are severance costs of approximately $1,500 and contract termination costs of approximately $500 partially offset by termination fees from XL. Other costs include associated legal, accounting and tax costs. Substantially all exit costs are expected to be incurred as cash expenditures. We expect the exit from these operations to be substantially complete by April 2012.

Additionally, as a part of our new strategic path and a reduction in the actual and anticipated performance of the subsidiaries, we decided to sell our subsidiaries located in France and the Netherlands. The France subsidiary was acquired in 2011 as a part of our business combination with Adenyo. The Netherlands subsidiary was acquired as a part of our business combination with Infospace in 2007. We completed the sale of the France and Netherlands subsidiaries in May 2012. The costs associated with the sale of these subsidiaries are minimal and no significant gain or loss is expected.

All of the operations related to India, the Asia Pacific region, our France subsidiary and our Netherlands subsidiary are reported as discontinued operations in the consolidated financial statements. The assets and liabilities related to our France subsidiary and our Netherlands subsidiary are reported as assets and liabilities held for sale in the consolidated balance sheets. We have presented the prior year assets and liabilities related to the France and Netherlands subsidiaries as held for sale to provide comparability between the periods presented.

On February 28, 2012, we amended our Term Loan from High River to, among other things, extend its maturity date to August 28, 2013. The principal amount for the Term Loan was increased to $20,827, which reflects the original principal amount of $20,000 and $827 of interest earned through February 28, 2012. As a result of the amendment, we have classified the principal and accrued interest as Debt facilities, net of current portion in the December 31, 2011 Consolidated Balance Sheets. See Note 9-Debt Facilities for further information regarding the Term Loan.

Schedule II - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
Schedule II - Valuation and Qualifying Accounts
SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS

	Year Ended December 31,
(in thousands)	2011	2010	2009
Tax Valuation Analysis:
Beginning balance	$90,799	$92,612	$85,914
Charged to net loss	43,296	(1,813)	6,698
Charges utilized/write-offs	—	—	—
Ending balance	134,095	90,799	92,612

Allowance for Doubtful Accounts:
Beginning balance	$437	$250	$975
Charged to costs and expenses	883	329	—
Charges utilized/write-offs	(421)	(142)	(725)
Effect of foreign currency translation	6	—	—
Ending balance	$905	$437	$250